UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K


                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                  Date of Report (Date of earliest event
                reported) August 28, 2002 (August 28, 2002)
                          ---------------


                                GenTek Inc.
               ----------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


   Delaware                  001-14789                     02-0505547
----------------       -----------------------          ---------------
(State or other        (Commission File Number)         (IRS Employer
jurisdiction of                                         Identification No.)
incorporation)


           Liberty Lane, Hampton, New Hampshire                 03842
           ----------------------------------------        ------------------
           (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code   (603) 929-2264
                                                     --------------


                               Not Applicable
          --------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS EXHIBITS.

         (c)  Exhibits


         Exhibit Reference Number       Exhibit Description

              99.1                      Press release of GenTek Inc. dated
                                        August 28, 2002.*

         -----------------
         *   Filed herewith


ITEM 9.  REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a press release issued by GenTek Inc. (the "Registrant") on August 28, 2002, which states that the Registrant is in discussions relating to a potential restructuring plan with its senior bank lenders and an ad hoc committee of holders of its 11% Senior Subordinated Notes. As previously disclosed, the Registrant is in default under both its senior credit facility and its Senior Subordinated Notes. The press release states that holders representing approximately 66 percent of the Senior Subordinated Notes have agreed to take no action relating to the default for a period of 60 days, while discussions continue.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GENTEK INC.
                                           --------------------------
                                           (Registrant)

Date:  August 28, 2002                     By:/s/ Matthew R. Friel
                                              ----------------------
                                              Name:  Matthew R. Friel
                                              Title: Vice President
                                                     and Chief Financial Officer

                                Exhibit 99.1

[GENTEK INC LOGO]


NEWS RELEASE


Contact: Richard Wool: 212-573-6100
         Richard_Wool@Sitrick.com

                    GENTEK IN RESTRUCTURING DISCUSSIONS

PARSIPPANY, N.J., Aug. 28, 2002 -- GenTek Inc. (OTC Bulletin Board: GNKI), a technology-driven manufacturer of telecommunications and other industrial products, announced today that the Company is in discussions relating to a potential restructuring plan with its senior bank lenders and an ad hoc committee of holders of its 11 percent Senior Subordinated Notes. As previously disclosed, the Company is in default under both its senior credit facility and its Senior Subordinated Notes. Holders representing approximately 66 percent of the Senior Subordinated Notes have agreed to take no action relating to the default for a period of 60 days, while discussions continue.

         Like many other companies in the telecom sector, GenTek has been affected by a severe and prolonged downturn in capital spending by telecom carriers and OEMs (original equipment manufacturers). The Company is considering various restructuring alternatives. GenTek stated that the liquidity provided by its substantial cash balances and its cash flow from operations will permit it to continue normal business operations.

         This announcement includes forward-looking statements. GenTek has based these forward-looking statements on its current expectations and projections about future events. Although GenTek believes that its assumptions made in connection with the forward-looking statements are reasonable, no assurances can be given that its assumptions and expectations will prove to have been correct. These forward-looking statements are subject to various risks, uncertainties and assumptions. GenTek undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this announcement might not occur.

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